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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 4, 2006


                              TECHTEAM GLOBAL, INC.
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             (Exact name of registrant as specified in its charter)

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
          Delaware                       0-16284                 38-2774613
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                  File No.)            Identification No.)
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
             27335 West 11 Mile Road
               Southfield, Michigan                           48034
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(Address of principal executive offices)                    (Zip Code)
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      Registrant's telephone number including area code: (248) 357-2866


      ----------------------------------------------------------------
       (Former name or former address if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

      [X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

            On February 23, 2006, the Company was notified by Costa Brava Partnership III, L.P. ("Costa Brava") of its intent to nominate seven directors to replace the Company's current Board of Directors. On February 27, 2006, TechTeam Global, Inc. (the "Company") announced its intention to contest the slate of nominees proposed by Costa Brava (the contest between the two slates of nominees being the "Proxy Contest"). On May 4, 2006, the Company entered into a Settlement Agreement with Costa Brava ("Settlement Agreement"), attached hereto as Exhibit 99.1, resolving the Proxy Contest.

            Under the terms of the Settlement Agreement, Costa Brava agreed to withdraw its slate of nominees, and the Company agreed to nominate the following individuals to stand for election at the Company's Annual Meeting on June 14, 2006 ("Annual Meeting"): William C. Brown, the Company's President and Chief Executive Officer, Kent Heyman, General John
      P. Jumper (USAF Ret.), James A. Lynch, Alok Mohan, James G. Roche, Andrew
      R. Siegel, and Richard R. Widgren. Messrs. Heyman, Lynch, Mohan and Siegel were candidates on the Costa Brava slate of nominees it announced on February 24, 2006.

            Further, the Settlement Agreement also provides that 1) the Company will reimburse Costa Brava up to $700,000 for their expenses incurred as a result of the Proxy Contest and its request for the production of the Company's books and records; 2) Mr. Mohan will serve as the Chairman of the Board from June 14, 2006 through the first meeting of the Board of Directors after January 1, 2007, at which point, the Board of Directors will again elect a chairman; 3) Costa Brava will stay its pending litigation until the Annual Meeting has been held, and dismiss it with prejudice thereafter; and 4) Costa Brava and the Company provide a general release against claims resulting from or arising out of the Proxy Contest.


ITEM 8.01 OTHER EVENTS

            On May 4, 2006, TechTeam Global, Inc. issued a press release announcing the Settlement Agreement.

            A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (D) The Following Exhibits Are Included With The Report


EXHIBIT 99.1 Settlement Agreement between Costa Brava Partnership III, LP and TechTeam Global, Inc., dated May 4, 2006.

                                      -2-

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EXHIBIT 99.2    TechTeam Global, Inc. Press Release dated May 4, 2006.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        TECHTEAM GLOBAL, INC.

                                        By: /s/Michael A. Sosin
                                            ---------------------------------
                                            Michael A. Sosin
                                            Vice President, General Counsel and
                                            Secretary

Date: May 8, 2006

                                      -3-

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                                  EXHIBIT INDEX
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
EXHIBIT NO.    DESCRIPTION

99.1 Settlement Agreement between Costa Brava Partnership III, LP and TechTeam Global, Inc. dated May 4, 2006.

99.2           TechTeam Global, Inc. Press Release dated May 4, 2006.
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